Rule 497(d)

                                     FT 1029

           Camelback III Strategic Portfolio, 4th Quarter 2005 Series

               Supplement to the Prospectus dated October 3, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolio of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

November 23, 2005